EXHIBIT 99.1


FOR IMMEDIATE RELEASE                                 CONTACT: CAREN W. STEFFES
THURSDAY, APRIL 17, 2003                                         (281) 492-5393


                         DIAMOND OFFSHORE DRILLING, INC.
                      ANNOUNCES FIRST QUARTER 2003 EARNINGS


Houston, Texas, April 17, 2003 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported a net loss of $21.6 million, or $0.17 per share on a diluted basis, on revenues of $146.1 million for the first quarter of 2003, compared to net income of $22.6 million, or $0.17 per share on a diluted basis, on revenues of $201.6 million for the first quarter of 2002.

As of March 31, 2003, there were 130.3 million shares of common stock outstanding. Depending on market conditions, the Company may, from time to time, purchase shares of its outstanding common stock in the open market or otherwise.

Diamond Offshore is a leader in deep water drilling. The Company's fleet of 47 offshore drilling rigs consists of 32 semisubmersibles, 14 jack-ups and one drillship. The fleet operates in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide an online, real-time simulcast and rebroadcast of its 2003 first quarter earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on April 17, 2003, beginning at 9:00 a.m. Central Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the Company's possible purchase of shares of its outstanding common stock. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                 (Unaudited)
                      (In thousands, except per share data)



                                                                               THREE MONTHS ENDED
                                                                                    MARCH 31,
                                                                       ------------------------------------
                                                                             2003               2002
                                                                       -----------------   ----------------
  REVENUES:
          Contract drilling..........................................  $       139,859    $       193,668
          Revenues related to reimbursable expenses..................            6,290              7,882
                                                                       -----------------  -----------------
                Total revenues.......................................          146,149            201,550
                                                                       -----------------  -----------------

  OPERATING EXPENSES:
          Contract drilling..........................................          113,670            120,947
          Reimbursable expenses......................................            5,738              7,212
          Depreciation...............................................           47,277             42,697
          General and administrative.................................            7,200              6,648
                                                                       -----------------  -----------------
                Total operating expenses.............................          173,885            177,504
                                                                       -----------------  -----------------

  OPERATING INCOME (LOSS)............................................          (27,736)            24,046

  OTHER INCOME (EXPENSE):
          Interest income............................................            4,156              9,581
          Interest expense...........................................           (5,575)            (5,470)
          (Loss) gain on sale of marketable securities...............              (61)             3,492
          Other, net.................................................            1,743                853
                                                                       -----------------  -----------------

  INCOME BEFORE INCOME TAX EXPENSE...................................          (27,473)            32,502

  INCOME TAX BENEFIT (EXPENSE).......................................            5,907            (9,944)
                                                                       -----------------  -----------------

  NET INCOME (LOSS)..................................................  $       (21,566)   $        22,558
                                                                       =================  =================

  EARNINGS (LOSS) PER SHARE:
          Basic .....................................................  $         (0.17)   $          0.17
                                                                       =================  =================
          Diluted....................................................  $         (0.17)   $          0.17
                                                                       =================  =================

  WEIGHTED AVERAGE SHARES OUTSTANDING:
             Shares of common stock..................................          130,336            131,786
             Dilutive potential shares of common stock...............               --              9,482
                                                                       -----------------  -----------------
                       Total weighted average shares outstanding.....          130,336            141,268
                                                                       =================  =================

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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                              RESULTS OF OPERATIONS
                                   (Unaudited)
                                 (In thousands)

                                                                  THREE MONTHS ENDED
                                                                        MARCH 31,
                                                           ---------------------------------
                                                                 2003             2002
                                                           ---------------- ----------------
   REVENUES
     High Specification Floaters.......................        $   63,634       $   74,647
     Other Semisubmersibles............................            51,703           88,080
     Jack-ups..........................................            23,566           29,500
     Integrated Services...............................             1,189            1,823
     Eliminations......................................              (233)            (382)
                                                           ---------------- ----------------
   TOTAL CONTRACT DRILLING REVENUE.....................        $  139,859       $  193,668
                                                           ================ ================

   REVENUES RELATED TO REIMBURSABLE EXPENSES...........        $    6,290       $    7,882
                                                           ================ ================

   CONTRACT DRILLING EXPENSE
     High Specification Floaters.......................        $   38,276       $   35,528
     Other Semisubmersibles............................            49,717           56,873
     Jack-ups..........................................            24,251           25,682
     Integrated Services...............................             1,249            2,841
     Other.............................................               410              405
     Eliminations......................................              (233)            (382)
                                                           ---------------- ----------------
   TOTAL CONTRACT DRILLING EXPENSE.....................        $  113,670       $  120,947
                                                           ================ ================

   REIMBURSABLE EXPENSES...............................        $    5,738       $    7,212
                                                           ================ ================

   OPERATING INCOME (LOSS)
     High Specification Floaters.......................        $   25,358       $   39,119
     Other Semisubmersibles............................             1,986           31,207
     Jack-ups..........................................              (685)           3,818
     Integrated Services...............................               (60)          (1,018)
     Other.............................................              (410)            (405)
     Reimbursables, net................................               552              670
     Depreciation Expense..............................           (47,277)         (42,697)
     General and Administrative Expense................            (7,200)          (6,648)
                                                           ---------------- ----------------
             Total Operating Income (Loss).............        $  (27,736)      $   24,046
                                                           ================ ================


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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                        MARCH 31,          DECEMBER 31,
                                                                   ---------------------------------------
                                                                          2003                 2002
                                                                   -------------------  -------------------
                                                                      (unaudited)
                                 ASSETS

Current assets:
      Cash and cash equivalents.................................   $         195,525    $         184,910
      Marketable securities.....................................             495,563              627,614
      Accounts receivable.......................................             138,297              146,957
      Rig inventory and supplies................................              46,715               45,405
      Prepaid expenses and other................................              27,172               28,870
                                                                   -------------------  -------------------
                    Total current assets........................             903,272            1,033,756

Drilling and other property and equipment, net of
     accumulated depreciation...................................           2,250,999            2,164,627
Goodwill, net of accumulated amortization.......................              21,311               24,714
Other assets....................................................              35,443               35,668
                                                                   -------------------  -------------------
                    Total assets................................   $       3,211,025    $       3,258,765
                                                                   ===================  ===================


                  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities.............................................   $         121,405    $         118,402

Long-term debt..................................................             928,313              924,475

Deferred tax liability..........................................             360,643              375,309

Other liabilities...............................................              33,401               33,065

Stockholders' equity............................................           1,767,263            1,807,514
                                                                   -------------------  -------------------
            Total liabilities and stockholders' equity..........   $       3,211,025    $       3,258,765
                                                                   ===================  ===================

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                        AVERAGE DAYRATES AND UTILIZATION

                                      FIRST QUARTER                     FOURTH QUARTER                    FIRST QUARTER
                                           2003                              2002                              2002
                                --------------------------------------------------------------------------------------------------
                                  DAYRATE      UTILIZATION           DAYRATE      UTILIZATION          DAYRATE       UTILIZATION
                                --------------------------------------------------------------------------------------------------
                                                                     (Dayrate in thousands)
HIGH SPECIFICATION FLOATERS          $94            83%                $99             84%               $116            88%
OTHER SEMISUBMERSIBLES               $62            43%                $64             61%                $68            69%
JACK-UPS                             $28            68%                $28             68%                $30            78%





















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